1999 ANNUAL REPORT



CENTENNIAL
CALIFORNIA
TAX EXEMPT
TRUST

DEAR SHAREHOLDER:

In a year when the bond market was shaken by significant and far-reaching events, such as the collapse of the Japanese economy and the forced rescue of a major hedge fund, tax-exempt money market funds remained islands of stability. October 1998 recorded historic lows for the yields on 30-year U.S. Treasuries. However, even then, the primary concern for tax-exempt fund managers was not loss, but the dwindling supply of tax-exempt issues in a robust U.S. economy. With tax revenues at record highs and many municipalities posting a budget surplus, the need to issue new notes was greatly reduced. Although many of these municipalities have refinanced their old debt in order to take advantage of lower interest rates, the supply remains far below the demand for these issues.

Our strategy for managing the Trust in such an environment was to maintain the Trust's average maturities, which are between 30 to 60 days. As active managers, we are always trying to find the balance between the optimal place for the maturity as well as to meet liquidity demand.

For the fiscal year that ended June 30, 1999, the Centennial California Tax Exempt Trust produced a compounded annual yield of 2.41%. Without compounding, the corresponding yield was 2.38%. For investors in the 36% tax bracket this is equivalent to a taxable yield of 3.77% with compounding, and 3.72% without. On June 30, 1999, the seven-day annualized yields, with and without compounding, were 2.36% and 2.34%, respectively. It is important to remember that an investment in the Trust is neither insured nor guaranteed by the U.S. government and there is no assurance the Trust will maintain a stable $1.00 share price.(1)

The Trust invests in the following types of tax-exempt municipal securities, among others: variable-rate demand notes, primarily notes backed by commercial banks that are payable on demand; put bonds that allow the Trust to redeem the issues at specified intervals before maturity and receive full face value; commercial paper, which includes short-term obligations with maturities ranging from 2-270 days, issued by top-rated borrowers and backed by bank letters of credit; and the general market notes, where we seek out individual tax-exempt securities that meet our standards for quality, yield and maturity. We also buy a number of insured issues. The insurance enables us to benefit from the superior rates of a long-term bond combined with many of the desirable features of a short-term bond.

The California economy has been doing well over the past two years, with revenues once again up to par, due to a soaring economy and a spreading surplus.

1. Compounded yields assume reinvestment of dividends. Past performance is not indicative of future results.

The broad range of products available in California enables us to concentrate on quality, yield and maturity needs. Some specific holdings during the period were:

Los Angeles, CA Convention & Exhibition Center Authority, Refunding Certificates of Participation

Modesto, CA Irrigation District Finance Authority Revenue Bonds

Oceanside, CA Multifamily Housing Revenue Refunding Bonds, Lakeridge Apartment Project

Puerto Rico Commonwealth Tax & Revenue Anticipation Notes

Riverside County, CA Tax & Revenue Anticipation Notes

Looking to the future, we intend to continue in the same fashion, balancing maturities while carefully monitoring market activity. On June 30, 1999, the Federal Reserve raised short-term interest rates in an attempt to stem the rapid growth of the U.S. economy. However, in our opinion, this move had already been factored in by the market and should have minimal effect on near-term prices. Although we continue to have some concern about the Y2K problem, the Federal Reserve has indicated that at year-end, it will allow selected banks to borrow at certain discount windows in order to guarantee liquidity. With U.S. financial institutions thus prepared, it may be that only our connections with international entities could create some disruption. In any case, we will continue to invest conservatively, keeping in mind our shareholders' objectives of safety and liquidity.

Sincerely,

/s/ JAMES C. SWAIN

James C. Swain
Chairman
Centennial California Tax Exempt Trust


/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
President
Centennial California Tax Exempt Trust

July 22, 1999

STATEMENT OF INVESTMENTS June 30, 1999
Centennial California Tax Exempt Trust


                                                                                              Face              Value
                                                                                             Amount          See Note 1
                                                                                          -----------       ------------
SHORT-TERM TAX-EXEMPT OBLIGATIONS--95.7%
CALIFORNIA--91.2%
Agoura Hills, CA MH RRB, Oakridge Apts. Project, 3.20%(1) .............................    $1,100,000       $  1,100,000
CA GOB, Tendered Option Certificates, Series 1998A, MBIA Insured, 3.65%(1)(2) .........     6,873,000          6,872,946
CA HFA RB, Series PT 220, 3.10%, 3/9/00(3) ............................................     6,580,000          6,580,000
CA PCFAU RB, Chevron USA, Inc. Project, 3.10%, 5/15/00(3) .............................     2,500,000          2,500,000
CA PCFAU SWD RB:
  Santa Clara Valley Disposal Co., Series A, 3.35%(1)..................................     3,200,000          3,200,000
  Western Waste Industries, Series A, 3.95%(1).........................................     1,500,000          1,500,000
CA SCDAU COP, Series 24, FSA Insured, 3.52%(1)(2) .....................................     7,000,000          7,000,000
CA SCDAU RB, 3.55%(1) .................................................................     2,200,000          2,200,000
CA Statewide CDC IDV RB, Propak California Corp., Series B, 3.30%(1) ..................       700,000            700,000
CA University Board of Regents RB, 3%, 8/24/99(3) .....................................     4,945,000          4,945,000
Freemont, CA MH RB, Treetops Apts., Series A, 3.75%(1) ................................     4,000,000          4,000,000
Los Angeles Cnty., CA MTAU Sales Tax RB, AMBAC Insured, Series SG54, 3.62%(1) .........     1,000,000          1,000,000
Los Angeles Cnty., CA Pension Obligation RB, Series B, AMBAC Insured, 3.25%(1) ........       600,000            600,000
Los Angeles, CA Airport RB, Series SG61, 3.64%(1) .....................................     6,000,000          6,000,000
Los Angeles, CA Convention & Exhibit Center Authority Refunding COP:
  AMBAC Insured, 6.60%, 8/15/99........................................................     4,020,000          4,038,367
  Prerefunded, Series A, 7.375%, 8/15/99(3)............................................     3,570,000          3,643,008
  Series A, 7.30%, 8/15/99(3)..........................................................     1,000,000          1,020,341
Los Angeles, CA Wastewater System ABN AMRO Munitops Certificates,
  Series 1998-25, 3.20%, 7/7/99(3) ....................................................     8,000,000          8,000,000
Modesto, CA Irrigation District FAU RB, Series SG66, 3.57%(1) .........................     5,500,000          5,500,000
Oceanside, CA MH RRB, Lakeridge Apts. Project, 3.75%(1) ...............................     7,000,000          7,000,151
Orange Cnty., CA FAU Teeter Plan RB, Series C, AMBAC Insured, 6.15%, 11/1/99(3) .......     1,800,000          1,818,258
Pittsburg, CA Mortgage Obligation RRB, Series A, 3.55%(1) .............................     7,000,000          7,000,034
Riverside Cnty., CA TAN & RAN:
  2.95%, 8/25/99(3)....................................................................     5,000,000          5,000,000
  4.50%, 9/30/99.......................................................................     8,000,000          8,030,986
Sacramento Cnty., CA RB, Trust REG D, Series A28, 3.30%(1) ............................     8,700,000          8,700,000
San Bernardino Cnty., CA TAN & RAN, 4.50%, 9/30/99 ....................................     4,000,000          4,015,295
San Bernardino Cnty., CA, MH RB, Somerset Apts., Series A, 3.60%(1) ...................     2,495,000          2,495,000
San Diego, CA ABN AMRO Munitops Certificates, Series 1998-10, 3.60%(1)(2) .............     7,000,000          7,000,000
San Diego, CA MH RRB, Coral Point Apts. Project, Series A, 4%(1) ......................     2,500,000          2,500,000
San Diego, CA TAN, Series A, 4.50%, 9/30/99 ...........................................     5,000,000          5,017,611
San Francisco, CA City & Cnty. International Airport RB, Series 88, 3.57%(1) ..........     1,700,000          1,700,000
San Mateo Cnty., CA Transit District RB, Series A, MBIA Insured, 4%, 6/1/00 ...........     5,085,000          5,126,929

Centennial California Tax Exempt Trust


                                                                                              Face             Value
                                                                                             Amount          See Note 1
                                                                                          -----------       ------------
 CALIFORNIA  (CONTINUED)
 South Gate, CA PFAU TXAL Refunding Bonds, South Gate Redevelopment Project,
   Subseries A-2, 7.375%, 9/1/99(3) ....................................................   $2,000,000       $  2,055,202
 Southern CA PP Authority Transmission Project RB, Southern Transmission A,
   4%, 7/1/99 ..........................................................................    2,000,000          2,000,000
 Visalia, CA IDV RB, Akers West Assn., 3.30%(1) ........................................    2,350,000          2,350,000
                                                                                                            ------------
                                                                                                             142,209,128
                                                                                                            ------------
U.S. POSSESSIONS--4.5%
PR CMWLTH TAN & RAN, 3.50%, 7/30/99 ....................................................    7,000,000          7,003,927
                                                                                                            ------------

Total Investments, at Value ............................................................         95.7%       149,213,055
                                                                                                            ------------
Other Assets Net of Liabilities ........................................................          4.3          6,626,422
                                                                                           ----------       ------------

Net Assets .............................................................................        100.0%      $155,839,477
                                                                                           ==========       ============

To simplify the listings of securities, abbreviations are used per the table below:
CDC--Community Development Corp.                        PFAU--Public Finance Authority
CMWLTH--Commonwealth                                    PP--Public Power
COP--Certificates of Participation                      RAN--Revenue Anticipation Nts.
FAU--Finance Authority                                  RB--Revenue Bonds
GOB--General Obligation Bonds                           RRB--Revenue Refunding Bonds
HFA--Housing Finance Agency                             SCDAU--Statewide Communities Development Authority
IDV--Industrial Development                             SWD--Solid Waste Disposal
MH--Multifamily Housing                                 TAN--Tax Anticipation Nts.
MTAU--Metropolitan Transportation Authority             TXAL--Tax Allocation
PCFAU--Pollution Control Finance Authority

1. Floating or variable rate obligation maturity in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 1999. This instrument may also have a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $20,872,946 or 13.39% of the Trust's net assets as of June 30, 1999.

3. Put obligation redeemable at full face value on the date reported.



See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES June 30, 1999
Centennial California Tax Exempt Trust

ASSETS
Investments, at value--see accompanying statement.....................................................      $149,213,055
Cash..................................................................................................           374,493
Receivables and other assets:
   Shares of beneficial interest sold.................................................................         5,476,288
   Interest...........................................................................................         2,221,644
   Other..............................................................................................             5,737
                                                                                                            ------------
     Total assets.....................................................................................       157,291,217
                                                                                                            ------------

LIABILITIES
Payables and other liabilities:
    Shares of beneficial interest redeemed ...........................................................         1,191,508
    Dividends ........................................................................................           122,533
    Service plan fees ................................................................................            82,961
    Shareholder reports ..............................................................................            34,474
    Transfer and shareholder servicing agent fees.....................................................             7,896
    Custodian fees ...................................................................................             1,453
    Other ............................................................................................            10,915
                                                                                                            ------------
      Total liabilities ..............................................................................         1,451,740
                                                                                                            ------------

NET ASSETS ...........................................................................................      $155,839,477
                                                                                                            ============


COMPOSITION OF NET ASSETS

Paid-in capital ......................................................................................      $155,871,989
Accumulated net realized loss on investment transactions .............................................           (32,512)
                                                                                                            ------------


NET ASSETS--applicable to 155,871,989 shares of beneficial interest outstanding ......................      $155,839,477
                                                                                                            ============


NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE .......................................             $1.00





See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended June 30, 1999
Centennial California Tax Exempt Trust

INVESTMENT INCOME--Interest ..........................................................................       $ 5,322,258
                                                                                                             -----------
EXPENSES
Management fees--Note 3 ..............................................................................           841,379
Service plan fees--Note 3 ............................................................................           336,555
Transfer and shareholder servicing agent fees--Note 3 ................................................            69,808
Custodian fees and expenses ..........................................................................            39,372
Shareholder reports ..................................................................................            28,482
Legal, auditing and other professional fees ..........................................................            12,131
Trustees' compensation ...............................................................................             2,400
Registration and filing fees .........................................................................             2,057
Other ................................................................................................             9,445
                                                                                                             -----------
   Total expenses ....................................................................................         1,341,629
     Less expenses paid indirectly--Note 1 ...........................................................           (13,211)
     Less reimbursement of expenses by Centennial Asset Management Corporation--Note 3................           (16,867)
                                                                                                             -----------
   Net expenses ......................................................................................         1,311,551
                                                                                                             -----------
NET INVESTMENT INCOME ................................................................................         4,010,707
                                                                                                             -----------
NETREALIZED LOSS ON INVESTMENTS ......................................................................            (9,637)
                                                                                                             -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................................................       $ 4,001,070
                                                                                                             ===========

--------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            Year Ended June 30,
                                                                                   --------------------------------------
                                                                                         1999                    1998
                                                                                   -------------             -----------
OPERATIONS
Net investment income ..........................................................    $  4,010,707            $  4,512,553
Net realized loss ..............................................................          (9,637)                (19,307)
                                                                                    ------------            ------------
Net increase in net assets resulting from operations ...........................       4,001,070               4,493,246
                                                                                    ------------            ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS ....................................      (4,010,707)             (4,512,553)
                                                                                    ------------            ------------

BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from
   beneficial interest transactions--Note 2 ....................................          17,181              23,912,099
                                                                                    ------------            ------------

NET ASSETS
Total increase .................................................................           7,544              23,892,792
Beginning of period ............................................................     155,831,933             131,939,141
                                                                                    ------------            ------------
End of period ..................................................................    $155,839,477            $155,831,933
                                                                                    ============            ============

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Centennial California Tax Exempt Trust

                                                                                   Year Ended June 30,
                                                                 -------------------------------------------------------
                                                                 1999         1998         1997         1996        1995
                                                                 ----         ----         ----         ----        ----
PER SHARE OPERATING DATA
Net asset value, beginning of period.................        $   1.00     $   1.00      $   1.00     $   1.00     $  1.00
Income from investment operations--
   net investment income and
   net realized gain..................................             02          .03           .03          .03         .03
Dividends and distributions to shareholders..........            (.02)        (.03)         (.03)        (.03)       (.03)
                                                             --------     --------      --------     --------     -------
Net asset value, end of period.......................        $   1.00     $   1.00      $   1.00     $   1.00     $  1.00
                                                             ========     ========      ========     ========     =======
TOTAL RETURN(1)......................................            2.41%        2.86%         2.81%        2.97%       3.00%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands).............        $155,839     $155,832      $131,939     $118,838     $92,318
Average net assets (in thousands)....................        $168,272     $160,317      $129,087     $112,911     $71,278
Ratios to average net assets:(2)
Net investment income ...............................            2.38%        2.81%         2.78%        2.94%       2.99%
Expenses, before voluntary assumption
   by the Manager(3).................................            0.80%        0.80%         0.82%        0.80%       0.83%
Expenses, net of voluntary assumption
   by the Manager....................................            0.78%        0.79%         0.80%        0.79%       0.80%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods less than one full year.

3. The expense ratio reflects the effect of gross expenses paid indirectly by the Trust.




See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Centennial California Tax Exempt Trust

1. SIGNIFICANT ACCOUNTING POLICIES

Centennial California Tax Exempt Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust's investment objective is to seek the maximum current interest income exempt from Federal and California personal income taxes for individual investors as is consistent with preservation of capital. The Trust's investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Federal Taxes. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, to shareholders. Therefore, no federal income or excise tax provision is required. As of June 30, 1999, the Trust had available for federal income tax purposes, an unused capital loss carryover of approximately $24,000, which expires between 2006 and 2007.

Distributions to Shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Trust.

Other. Investment transactions are accounted for as of trade date. Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related event in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Centennial California Tax Exempt Trust

2. SHARES OF BENEFICIAL INTEREST

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                       Year Ended June 30, 1999             Year Ended June 30, 1998
                                    -------------------------------     -------------------------------
                                       Shares            Amount            Shares            Amount
                                    ------------      -------------     ------------      -------------
Sold..........................       545,122,539      $ 545,122,539      587,035,412      $ 587,035,412

Dividends and distributions
 reinvested...................         3,938,512          3,938,512        4,414,987          4,414,987

Redeemed......................      (549,043,870)      (549,043,870)    (567,538,300)      (567,538,300)
                                    ------------      -------------     ------------      -------------

Net increase..................            17,181      $      17,181       23,912,099      $  23,912,099
                                    ============      =============     ============      =============

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets and 0.40% of net assets in excess of $1 billion. The Manager has voluntarily undertaken to assume Trust expenses in excess of 0.80% of average annual net assets. The Trust's management fee for the year ended June 30, 1999 was 0.50% of average annual net assets.

Shareholder Services, Inc. (SSI), a subsidiary of OFI, is the transfer and shareholder servicing agent for the Trust and for other registered investment companies. SSI's total costs of providing such services are allocated ratably to these companies.

Under an approved plan of distribution, the Trust may expend up to 0.20% of its net assets annually to reimburse the Manager, as distributor, for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Trust, including amounts paid to brokers, dealers, banks and other institutions.

INDEPENDENT AUDITORS' REPORT
Centennial California Tax Exempt Trust

The Board of Trustees and Shareholders of Centennial California Tax Exempt
Trust:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Centennial California Tax Exempt Trust as of June 30, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 1999 and 1998 and the financial highlights for the period July 1, 1994 to June 30, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Centennial California Tax Exempt Trust as of June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Denver, Colorado
July 22, 1999

FEDERAL INCOME TAX INFORMATION (Unaudited)
Centennial California Tax Exempt Trust

In early 2000 shareholders will receive information regarding all dividends and distributions paid to them by the Trust during calendar year 1999. Regulations of the U.S. Treasury Department require the Trust to report this information to the Internal Revenue Service.

None of the dividends paid by the Trust during the fiscal year ended June 30, 1999 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Trust to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

CENTENNIAL CALIFORNIA TAX EXEMPT TRUST

                Officers and Trustees
                James C. Swain, Chairman and Chief Executive Officer Bridget A. Macaskill, Trustee and President
                Robert G. Avis, Trustee
                William A. Baker, Trustee
                George C. Bowen, Trustee
                Jon S. Fossel, Trustee
                Sam Freedman, Trustee
                Raymond J. Kalinowski, Trustee
                C. Howard Kast, Trustee
                Robert M. Kirchner, Trustee
                Ned M. Steel, Trustee
                Michael J. Carbuto, Vice President
                Andrew J. Donohue, Vice President and Secretary
                Brian W. Wixted, Vice President and Treasurer
                Robert G. Zack, Assistant Secretary
                Robert J. Bishop, Assistant Treasurer
                Scott T. Farrar, Assistant Treasurer

                Investment Advisor and Distributor
                Centennial Asset Management Corporation

                Transfer and Shareholder Servicing Agent
                Shareholder Services, Inc.

                Custodian of Portfolio Securities
                Citibank, N.A.

                Independent Auditors
                Deloitte & Touche LLP

                Legal Counsel
                Myer, Swanson, Adams & Wolf, P.C.

                This is a copy of a report to shareholders of Centennial California Tax Exempt Trust. This report must be preceded or accompanied by a Prospectus of Centennial California Tax Exempt Trust. For material information concerning the Trust, see the Prospectus.

                For shareholder servicing, call:
                1-800-525-9310 (in U.S.)
                303-768-3200 (outside U.S.)

                Or write:
                Shareholder Services, Inc.
                P.O. Box 5143
                Denver, CO 80217-5143

RA0180.001.0699   [RECYCLE LOGO] Printed on recycled paper